UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 4, 2007

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                           Ibis Technology Corporation
             (Exact name of Registrant as Specified in its Charter)

         Massachusetts                   000-26824           04-2987600
 (State or other jurisdiction           (Commission       (I.R.S. Employer
       of incorporation)                File Number)     Identification No.)

                              32 Cherry Hill Drive
                          Danvers, Massachusetts 01923
                    (Address of Principal Executive Offices)

                                 (978) 777-4247
              (Registrant's telephone number, including area code)

                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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This Form 8-K/A amends and restates the initial 8-K filed by Ibis Technology
Corporation ("the Company") on December 10, 2007 for the purposes of correcting the date of the action by the Board of Directors.


Item 5.02. Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On December 4, 2007, the Company's Board of Directors appointed Martin Reid as President and Chief Executive Officer and approved a one-year extension of his employment agreement to December 31, 2008. Other terms and conditions of the existing agreement are unchanged.

Item 9.01.  Financial Statements and Exhibits

      (d) Exhibits.

      Exhibit No.      Description

         10.1          Extension of Employment  Agreement, dated December 4,
                       2007

         99.1 Press Release issued by Ibis Technology Corporation on December 7, 2007

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    IBIS TECHNOLOGY CORPORATION
Date:  December 18, 2007
                                    By:  /s/ William J. Schmidt
                                         ----------------------
                                      Name:   William J. Schmidt
                                      Title:  Chief Financial Officer

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                                  EXHIBIT INDEX

      Exhibit No.      Description

         10.1          Extension of Employment  Agreement, dated December 4,
                       2007

         99.1 Press Release issued by Ibis Technology Corporation on December 7, 2007